SECOND QUARTER 2021 INVESTOR UPDATE
August 5, 2021
Exhibit 99.2

This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, impact of COVID-19, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking.
Examples of forward-looking statements in this presentation include statements about our growth and guidance (including earnings and customer growth, capital investment and related opportunities, utility and rate base growth expectations, taking into account assumptions and scenarios related to COVID-19), the impacts of COVID-19 on our business, the impacts of the February 2021 winter storm event on our business and service territories, O&M expense management initiatives and projected savings therefrom, the performance of Enable Midstream Partners, LP (“Enable”), including anticipated distributions received on its common units, the announced merger of Enable and Energy Transfer LP (“Energy Transfer”) and minimizing our exposure to midstream, our regulatory filings and projections (including timing and amount of recovery of natural gas costs associated with the February 2021 winter storm event), the reopening of the economy, our Analyst Day, our credit quality, financing plan and balance sheet expectations, the announced sale of our Natural Gas businesses in Arkansas and Oklahoma, anticipated benefits from recent legislation, and environmental, social and governance related matters, including our carbon emissions reduction targets. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) the performance of Enable, the amount of cash distributions CenterPoint Energy receives from Enable, and the value of CenterPoint Energy’s interest in Enable; (2) the integration of the businesses acquired in the merger with Vectren Corporation (Vectren), including the integration of technology systems, and the ability to realize additional benefits and commercial opportunities from the merger; (3) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (4) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (5) actions by credit rating agencies, including any potential downgrades to credit ratings; (6) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to the February 2021 winter storm event; (7) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s carbon reduction targets; (8) the impact of the COVID-19 pandemic; (9) the recording of impairment charges, including any impairments related to CenterPoint Energy’s investment in Enable; (10) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (11) changes in business plans; (12) CenterPoint Energy’s ability to fund and invest planned capital, and timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment, including timing and amount of costs associated with the February 2021 winter storm event recovered; (13) CenterPoint Energy’s or Enable’s potential business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the announced sale of our Natural Gas businesses in Arkansas and Oklahoma, which may not be completed or result in the benefits anticipated by CenterPoint Energy, and the proposed merger between Enable and Energy Transfer, which may not be completed or result in the benefits anticipated by CenterPoint Energy or Enable; (14) CenterPoint Energy’s ability to execute operations and maintenance management initiatives; and (15) other factors described in CenterPoint Energy’s Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and Form 10-K for the year ended December 31, 2020, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission’s (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov.
This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website.
Use of Non-GAAP Financial Measures
In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. 2 Cautionary Statement and Other Disclaimers

\

Measurable Progress in 1 Year

CenterPoint Energy

	Former CNP	Current CNP
Utility EPS Growth / Comp vs. Peers	5% - 7% [1] (In line with peer average)	Increased guidance 6% - 8% [1] (Top decile) [2]
Capital Plan / Rate base growth	$13B (7.5% Rate Base CAGR) [3]	$16B+ (10% Rate Base CAGR) [4]
Cost Control	Kept O&M flat YoY or reactionary cost reduction	Target 1% - 2% YoY reduction with opportunity for reinvestments
Regulatory Relationships	Needed to strengthen regulatory relationships	Established foundation for constructive relationships
Enable Midstream	Did not execute midstream exit	Supported a transaction to allow for future midstream exit
Renewables in our Portfolio	Finalizing IRP process in Indiana	Executing on generation plan of 1GW of renewables; Natural Gas Innovation Act expected to provide additional opportunities

Note: Refer to slide 2 for information on forward-looking statements and slide 18 for information on non-GAAP Utility EPS assumptions and non-GAAP measures.

(1) Represents projected non-GAAP Utility EPS annual growth rate from 2020 to 2025
(2) CNP long-term EPS growth guidance as compared to long-term EPS growth consensus estimates for peers listed in CNP's 2021 annual proxy statement
(3) Refers to capital expenditure plan for 2020E to 2024E and rate base compound annual growth rate from 2019 to 2024E
(4) Refers to capital expenditure plan for 2021E to 2025E and rate base compound annual growth rate from 2020 to 2025E

3

Q2 2021 v Q2 2020 Non-GAAP EPS [1]
Primary Drivers

CenterPoint Energy



$0.21
Midstream [3]
$0.03
Utility
$0.18
Q2 2020 Non-GAAP EPS
Growth and Rate Recovery
$0.04
Electric
▲ $0.01 Customer growth
▲ $0.03 Rate recovery
▼ $0.01 D&A
Natural Gas
▲ $0.01 Rate recovery
Ongoing Cost Mgmt
$0.03
Electric
▼ $0.01 O&M Management
▼ $0.01 Interest Expense
Natural Gas
▼ $0.02 O&M Management
Corporate
▲ $0.01 Interest Expense
COVID and Misc. Revenue
$0.08
Electric
▲ $0.03 COVID impact from 2020
Natural Gas
▲ $0.03 COVID impact from 2020
▲ $0.02 Misc. revenue
One-time Tax Change [2]
$0.03
2020 Equity Issuance
$0.02
Midstream, incl. tax change
$0.03
$0.02 [2]
$0.36
Midstream [3]
$0.08
Utility
$0.28
Q2 2021 Non-GAAP EPS
Projected 6% - 8% Non-GAAP Utility EPS Long-term Growth [4]

Note: Refer to slide 2 for information on forward-looking statements and slide 18 for information on non-GAAP Utility EPS assumptions and non-GAAP measures

(1) Refer to slide 12 and slide 14 for reconciliation to GAAP measures

(2) Represents $15M of tax benefit from NOL rule change in Louisiana in Utility EPS and $13M of tax benefit from tax rate change in Oklahoma in Midstream EPS

(3) Reference Enable's Q2 2021 Form 10-Q and second quarter 2021 earnings materials dated August 4, 2021. Includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution.

(4) Refers to projected non-GAAP Utility EPS annual growth rate for 2021E – 2025E

4

Capital Expenditures by Segment
Current Plan—$16B+ Potential
Q2 YTD FY Plan 5-YR Incremental
($ in millions) 2021 2021 2021 (1) Plan Opportunities
“+$1B” identified above Electric 524 920 ~1,940 $9.1B the $16B+ from Analyst Day including:,§ System maintenance /
Natural Gas 346 541 ~1,400 $7.5B reliability
,§ Public improvements,§ Generation transition in
Corporate and IN other 11 21 ~30 $0.1B
“At least $500M” of opportunities identified from TX legislation:,§ Battery storage Total Capital ,§ Backup generation $881 $1,482 ~$3,370 $16B+,§ Long lead time items
Expenditures
,§ Economic justification for new Transmission
Note: Refer to slide 2 for information on forward-looking statements (1) Represents 2021 capital plan forecast as of June 30, 2021
5

Winter Storm Uri Gas Cost Recovery Update….

CenterPoint Energy

State	Estimated Amount	Cost Recovery / Securitization	Carrying Costs
TX	$1.1 billion	✓	✓
MN	$409 million	Requested recovery over 27 months [(1)]	Requested actual cost of debt [(1)]
AR	$339 million	✓ [(2)]	✓
OK	$79 million	✓	✓

Estimated remaining balance 12 months from the storm: ~$450 million [(3) (4)]

…ANTICIPATE ~80% RECOVERY OF INCREMENTAL GAS COSTS WITHIN 1 YEAR [(3)]

Note: Refer to slide 2 for information on forward-looking statements.

(1) Pending regulatory decision using existing gas cost recovery mechanism. Carrying cost reflects cost of debt issued to partially fund winter storm related costs.

(2) Securitization bill signed into law in April 2021. Currently pursuing cost recovery over 5 years through existing gas supply rate (GSR) rider in Arkansas.

(3) Assume current cost recovery mechanisms in place and securitization of winter storm-related gas costs in Texas. Actual timing and the duration of the recovery may vary. Recovery in all jurisdictions subject to customary prudency reviews which may impact amounts recovered.

(4) Recovery status for the remaining states: Indiana, Mississippi, South Louisiana – recovery through existing cost recovery mechanisms over 12 months; North Louisiana – recovery through existing cost recovery mechanism over 3 years with carrying costs.

6

Consistent, Premier Performance….

CenterPoint Energy

EXAMPLES OF O&M [1] POTENTIAL COST SAVINGS

	Plan	
Good Business Decisions	2021 v 2020 ($M)	2021 to 2025 ($M)
▪ Attrition	$4	$20
▪ Carbon Reduction (Coal → Gas → Renewables)	N/A	25
▪ Enhanced Capitalization	15	20
▪ Work Acceleration & Automation	15	10
Continuous Improvement	15	45
▪ Other & Timing	(5)	(10)
Controllable O&M Cost Savings	$44	$110+
Reinvestment	(20)	
O&M [1] Cost Savings, net of reinvestment	$24	-1% to -2%

Eliminate Human Struggle

Non-GAAP UTILITY EPS AS PLANNED

Utility EPS Guidance	$1.10 - $1.20	$1.25 - $1.27



$1.17 [3]
8% to [2] 6%
• COVID
• Mild Weather
• Share Dilution
• Cost Reduction
• Economic Recovery
Re-invest
Reinvest
• Cost Reduction
• Weather
• Economic Recovery
Reinvestment:
• Vegetation Management
• Proactive Maintenance
2020
2021

We sweat the details… ….so you don't have to.

….IS ALL ABOUT CUSTOMERS AND INVESTORS

Note: Refer to slide 2 for information on forward-looking statements and slide 18 for information on non-GAAP Utility EPS assumptions and non-GAAP measures.
(1) Inclusive of Electric and Natural Gas utility businesses. Excluding utility costs to achieve, severance costs, and amounts with revenue offsets.
(2) Refers to projected non-GAAP Utility EPS annual growth rate for 2021E – 2025E
(3) Refer to slide 16 for reconciliation to GAAP measures

7

Takeaways….
Second Quarter 2021 Results
Delivered GAAP EPS of $0.37 and non-GAAP EPS (1) of $0.36
Fundamental Strength Led to Increased 2021 Utility EPS Guidance
Raising 2021 non-GAAP Utility EPS guidance to $1.25—$1.27; Maintain LT projected non-GAAP                 Utility EPS growth of 6%—8%
Disciplined Industry-Leading 10% Rate Base CAGR (2)
Substantiated by $16B+ capital plan and additional opportunities from TX legislation
Significant Winter Storm Cost Recovery Progress
Anticipate ~80% recovery of incremental gas costs within 1 year of storm (3)
Continued O&M (4) Management Effort to Support Growth
1%—2% annual O&M (4) reduction savings can be re-injected into the business
Analyst Day Set for September 23rd
Communicate transition to Net-Zero; Establish long-term outlook for business growth
….DISCIPLINED EXECUTION
Note: Refer to slide 2 for information on forward-looking statements and slide 18 for information on non-GAAP Utility EPS assumptions and non-GAAP measures.
(1) GAAP diluted EPS was $0.37 for second quarter 2021. Non-GAAP EPS of $0.36 for second quarter 2021 includes $0.28 from utility operations and $0.08 from midstream investments. Refer to slide 12 for reconciliation to GAAP measures.
(2) Refer to rate base compound annual growth rate from 2020 to 2025E
(3) Assume current cost recovery mechanisms in place and securitization of winter storm-related gas costs in Texas. Actual timing and the duration of the recovery may vary. Recovery in all jurisdictions subject to customary prudency reviews which may impact amounts recovered. 8 (4) Inclusive of Electric and Natural Gas business. Excluding utility costs to achieve, severance costs and amounts with revenue offsets.

THANK YOU FOR YOUR SUPPORT
Contacts
Philip Holder Jackie Richert Panpim Lohachala
Senior Vice President Director Manager Strategic Planning and Investor Relations Investor Relations Investor Relations Tel. (713) 207 – 7792 Tel. (713) 207 – 9380 Tel. (713) 207 – 7961 philip.holder@centerpointenergy.com jackie.richert@centerpointenergy.com panpim.lohachala@centerpointenergy.com
9

Appendix

Weather and Throughput Data
Electric Natural Gas
Q2 2021 Q2 2020 2021 vs 2020 Q2 2021 Q2 2020 2021 vs 2020
Residential 30 32 (6)% Residential 8,323 8,759 (5)% Bcf) Commercial and
88 87 1%
GWh)
(in (in Industrial
Throughput Total 26,886 24,228 11% Throughput
Total 118 119 (1)%
(2) (2) Residential 4,334,297 4,282,921 1% Residential 2,464,358 2,404,767 2% Commercial and 341,963 348,661 (2)%
Metered Metered Industrial customers Total 2,783,920 2,716,522 2% customers
Total 4,676,260 4,631,582 1%
Cooling degree days 103% 102% 1%
(1)(1) Heating degree days 104% 117% (13)% Heating degree days 138% 113% 25% Houston 103% 103% -Weather Cooling degree days Weather Texas 150% 96% 54% Houston Heating degree days 142% 74% 68% Heating degree days
Note: Data as of 6/30/2021
(1) Percentage of normal weather for service area. Normal weather is based on past 10-year weather in service area. (2) End of period number of metered customers
11

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Quarter Ended June 30, 2021

	Utility Operations		Midstream Investments		Corporate and Other [4]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders and diluted EPS[1]	$ 199	$ 0.33	$ 54	$ 0.09	$ (32)	$ (0.05)	$ 221	$ 0.37
ZENS-related mark-to-market (gains) losses:								
Marketable securities (net of taxes of $15)[2][3]	—	—	—	—	(60)	(0.10)	(60)	(0.10)
Indexed debt securities (net of taxes of $15)[3]	—	—	—	—	62	0.10	62	0.10
Impacts associated with the Vectren merger (net of taxes of $0)[2]	2	0.01	—	—	—	—	2	0.01
Impacts associated with gas LDC sales[2]	(11)	(0.02)	—	—	(6)	(0.01)	(17)	(0.03)
Cost associated with the early extinguishment of debt (net of taxes of $1)[2]	—	—	—	—	6	0.01	6	0.01
Corporate and Other Allocation	(25)	(0.04)	(5)	(0.01)	30	0.05	—	—
Consolidated on a non-GAAP basis	$ 165	$ 0.28	$ 49	$ 0.08	$ —	$ —	$ 214	$ 0.36

Note: Refer to slide 18 for information on non-GAAP measures

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Midstream Investments and Corporate and Other are non-GAAP financial measures.

(2) Taxes are computed based on the impact removing such item would have on tax expense

(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.

(4) Corporate and Other, plus income allocated to preferred shareholders

12

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Year-to-Date
June 30, 2021

	Utility Operations		Midstream Investments		Corporate and Other [4]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders and diluted EPS[1]	$ 503	$ 0.84	$ 125	$ 0.21	$ (73)	$ (0.12)	$ 555	$ 0.93
ZENS-related mark-to-market (gains) losses:								
Marketable securities (net of taxes of $11)[2][3]	—	—	—	—	(41)	(0.07)	(41)	(0.07)
Indexed debt securities (net of taxes of $10)[3]	—	—	—	—	41	0.07	41	0.07
Impacts associated with the Vectren merger (net of taxes of $1)[2]	4	0.01	—	—	—	—	4	0.01
Impacts associated with gas LDC sales[2]	(11)	(0.02)	—	—	(6)	(0.01)	(17)	(0.03)
Cost associated with the early extinguishment of debt (net of taxes of $7)[2]	—	—	—	—	27	0.05	27	0.05
Corporate and Other Allocation	(46)	(0.07)	(6)	(0.01)	52	0.08	—	—
Consolidated on a non-GAAP basis	$ 450	$ 0.76	$ 119	$ 0.20	$ —	$ —	$ 569	$ 0.96

Note: Refer to slide 18 for information on non-GAAP measures

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Midstream Investments and Corporate and Other are non-GAAP financial measures.

(2) Taxes are computed based on the impact removing such item would have on tax expense

(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.

(4) Corporate and Other, plus income allocated to preferred shareholders

13

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Quarter Ended June 30, 2020

	Utility Operations		Midstream Investments		Corporate and Other [6]		CES[1] & CIS[2] (Disc. Operations)		Consolidated	
	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]
Consolidated income (loss) available to common shareholders and diluted EPS [3]	$ 136	$ 0.26	$ 24	$ 0.04	$ (71)	$ (0.13)	$ (30)	$ (0.06)	$ 59	$ 0.11
Timing effects impacting CES [1]**:**										
Mark-to-market (gains) losses (net of taxes of $8)[4]	—	—	—	—	—	—	25	0.05	25	0.05
ZENS-related mark-to-market (gains) losses:										
Marketable securities (net of taxes of $15)[4][5]	—	—	—	—	(60)	(0.12)	—	—	(60)	(0.12)
Indexed debt securities (net of taxes of $15) [4]	—	—	—	—	61	0.12	—	—	61	0.12
Impacts associated with the Vectren merger (net of taxes of $1,$1)[4]	3	—	—	—	4	0.01	—	—	7	0.01
Severance costs (net of taxes of $0, $0)[4]	1	—	—	—	1	—	—	—	2	—
Impacts associated with the sales of CES [1] **and CIS** [2] **(net of taxes of $38)**[4]	—	—	—	—	—	—	4	0.01	4	0.01
Impacts associated with Series C preferred stock										
Preferred stock dividend requirement and amortization of beneficial conversion feature	—	—	—	—	16	0.03	—	—	16	0.03
Impact of increased share count on EPS if issued as common stock	—	(0.01)	—	—	—	—	—	—	—	(0.01)
Total Series C impacts	—	(0.01)	—	—	16	0.03	—	—	16	0.02
Corporate and Other Allocation	(38)	(0.07)	(9)	(0.01)	49	0.09	(2)	(0.01)	—	—
Exclusion of Discontinued Operations [7]	—	—	—	—	—	—	3	0.01	3	0.01
Consolidated on a non-GAAP basis	$ 102	$ 0.18	$ 15	$ 0.03	$ —	$ —	$ —	$ —	$ 117	$ 0.21

Note: Refer to slide 18 for information on non-GAAP measures

(1) Energy Services segment

(2) Infrastructure Services segment

(3) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Midstream Investments, Corporate and Other and Discontinued Operations are non-GAAP financial measures.

(4) Taxes are computed based on the impact removing such item would have on tax expense

(5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.

(6) Corporate and Other, plus income allocated to preferred shareholders

(7) Results related to discontinued operations are excluded from the company's non-GAAP results

14

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Year-to-Date
June 30, 2020

	Utility Operations		Midstream Investments		Corporate and Other [6]		CES[1] & CIS[2] (Disc. Operations)		Consolidated	
	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]
Consolidated income (loss) available to common shareholders and diluted EPS [3]	$ 203	$ 0.39	$ (1,103)	$ (2.14)	$ (93)	$ (0.18)	$ (176)	$ (0.34)	$ (1,169)	$ (2.27)
Timing effects impacting CES [1]**:**										
Mark-to-market (gains) losses (net of taxes of $3)[4]	—	—	—	—	—	—	(10)	(0.02)	(10)	(0.02)
ZENS-related mark-to-market (gains) losses:										
Marketable securities (net of taxes of $15)[4][5]	—	—	—	—	54	0.11	—	—	54	0.11
Indexed debt securities (net of taxes of $13) [4]	—	—	—	—	(46)	(0.09)	—	—	(46)	(0.09)
Impacts associated with the Vectren merger (net of taxes of $1,$2)[4]	3	0.01	—	—	10	0.02	—	—	13	0.03
Severance costs (net of taxes of $2, $0)[4]	7	0.01	—	—	2	—	—	—	9	0.01
Impacts associated with the sales of CES [1] **and CIS** [2] **(net of taxes of $10)**[4]	—	—	—	—	—	—	210	0.41	210	0.41
Impacts associated with Series C preferred stock										
Preferred stock dividend requirement and amortization of beneficial conversion feature	—	—	—	—	16	0.03	—	—	16	0.03
Impact of increased share count on EPS if issued as common stock	—	(0.01)	—	0.07	—	—	—	—	—	0.06
Total Series C impacts	—	(0.01)	—	0.07	16	0.03	—	—	16	0.09
Losses on impairment (net of taxes of $0, $379)[4]	185	0.35	1,177	2.21	—	—	—	—	1,362	2.56
Corporate and Other Allocation	(43)	(0.08)	(10)	(0.02)	57	0.11	(4)	(0.01)	—	—
Exclusion of Discontinued Operations [7]	—	—	—	—	—	—	(20)	(0.04)	(20)	(0.04)
Consolidated on a non-GAAP basis	$ 355	$ 0.67	$ 64	$ 0.12	$ —	$ —	$ —	$ —	$ 419	$ 0.79

Note: Refer to slide 18 for information on non-GAAP measures

(1) Energy Services segment

(2) Infrastructure Services segment

(3) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Midstream Investments, Corporate and Other and Discontinued Operations are non-GAAP financial measures.

(4) Taxes are computed based on the impact removing such item would have on tax expense

(5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.

(6) Corporate and Other, plus income allocated to preferred shareholders

(7) Results related to discontinued operations are excluded from the company's non-GAAP results

15

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

Twelve Months Ended December 31, 2020

	Utility Operations		Midstream Investments		Corporate and Other [6]		CES[1] & CIS[2] (Disc. Operations)		Consolidated	
	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]	Dollars in millions	Diluted EPS [3]
Consolidated income (loss) available to common shareholders and diluted EPS	$ 508	$ 0.95	$ (1,116)	$ (2.10)	$ (159)	$ (0.30)	$ (182)	$ (0.34)	$ (949)	$ (1.79)
Timing effects impacting CES[1]:										
Mark-to-market (gains) losses (net of taxes of $3)[4]	—	—	—	—	—	—	(10)	(0.02)	(10)	(0.02)
ZENS-related mark-to-market (gains) losses:										
Marketable securities (net of taxes of $11)[4][5]	—	—	—	—	(38)	(0.07)	—	—	(38)	(0.07)
Indexed debt securities (net of taxes of $13)[4]	—	—	—	—	47	0.09	—	—	47	0.09
Impacts associated with the Vectren merger (net of taxes of $1, $3)[4]	3	0.01	—	—	12	0.02	—	—	15	0.03
Severance costs (net of taxes of $4, $0)[4]	13	0.03	—	—	2	—	—	—	15	0.03
Impacts associated with BREC activities (net of taxes of $0, $0)[4]	1	—	—	—	1	—	—	—	2	—
Impacts associated with the sales of CES[1] and CIS[2] (net of taxes of $10)[4]	—	—	—	—	—	—	217	0.41	217	0.41
Impacts associated with Series C preferred stock										
Preferred stock dividend requirement and amortization of beneficial conversion feature	—	—	—	—	58	0.11	—	—	58	0.11
Impact of increased share count on EPS if issued as common stock	—	(0.06)	—	0.12	—	0.01	—	—	—	0.07
Total Series C preferred stock impacts	—	(0.06)	—	0.12	58	0.12	—	—	58	0.18
Losses on impairment (net of taxes of $0, $408)[4]	185	0.33	1,269	2.25	—	—	—	—	1,454	2.58
Corporate and Other Allocation	(48)	(0.09)	(22)	(0.04)	77	0.14	(7)	(0.01)	—	—
Exclusion of Discontinued Operations [7]	—	—	—	—	—	—	(18)	(0.04)	(18)	(0.04)
Consolidated on a guidance basis	$ 662	$ 1.17	$ 131	$ 0.23	$ —	$ —	$ —	$ —	$ 793	$ 1.40

Note: Refer to slide 18 for information on non-GAAP measures
(1) Energy Services segment
(2) Infrastructure Services segment
(3) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Midstream Investments, Corporate and Other and Discontinued Operations are non-GAAP financial measures.
(4) Taxes are computed based on the impact removing such item would have on tax expense
(5) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(6) Corporate and Other, plus income allocated to preferred shareholders
(7) Results related to discontinued operations are excluded from the company's non-GAAP results

16

Regulatory Information Information Location Electric ï,§ Estimated 2020 year-end rate base by jurisdiction Regulatory Information – Electricï,§ Authorized ROE and capital structure by jurisdictionï,§ Definition of regulatory mechanismsï,§ Projected regulatory filing schedule Natural Gas ï,§ Estimated 2020 year-end rate base by jurisdiction ï,§ Authorized ROE and capital structure by jurisdiction Regulatory Information – Gasï,§ Definition of regulatory mechanismsï,§ Projected regulatory filing schedule Estimated amortization for pre-tax equity earnings related Regulatory Information – Electric (Pg. 5) to Houston Electric’s securitization bonds Form 10-Q – Rate Change Applications Rate changes and Interim mechanisms filed section 17

Additional information Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on diluted earnings per share, non-GAAP income and non-GAAP Utility earnings per share (“Utility EPS”), which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2021 Utility EPS includes net income from Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon the Utility’s relative earnings contribution. Corporate overhead consists primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. Utility EPS excludes (a) earnings or losses from the change in value of CenterPoint Energy’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) certain expenses associated with Vectren merger integration, (c) Midstream Investments segment and associated income from the Enable preferred units and a corresponding amount of debt in addition to an allocation of associated corporate overhead and impact, including related expenses, associated with the merger between Enable and Energy Transfer, (d) cost associated with the early extinguishment of debt and (e) gain and impact, including related expenses, associated with gas LDC sales. 2021 Utility EPS does not consider the items noted above and other potential impacts, such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. 2021 Utility EPS also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates and regulatory and judicial proceedings. In addition, the 2021 Utility EPS guidance range assumes a continued re-opening of the economy in CenterPoint Energy’s service territories throughout 2021.To the extent actual results deviate from these assumptions, the 2021 Utility EPS guidance range may not be met or the projected annual Utility EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking 2021 Utility EPS because changes in the value of ZENS and related securities, future impairments and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance. Management evaluates the Company’s financial performance in part based on non-GAAP income and Utility EPS. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income and Utility EPS non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.